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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             JANUARY 2, 2003
                                                      -------------------------



                               GUIDANT CORPORATION
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             (Exact name of registrant as specified in its charter)


           INDIANA                   001-13388                  35-1931722
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)




   111 MONUMENT CIRCLE, 29TH FLOOR
        INDIANAPOLIS, INDIANA                                       46204
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code        (317) 971-2000
                                                      -------------------------



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ITEM 5.  OTHER EVENTS

                  On January 2, 2003, Guidant Corporation issued the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         Exhibit No.           Description

         99                    Press Release of Guidant Corporation dated
                               January 2, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            GUIDANT CORPORATION



Date:  January 3, 2003                      By /s/ Debra F. Minott
                                               ---------------------------------
                                               Debra F. Minott
                                               Vice President, General Counsel
                                               and Secretary






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                                  EXHIBIT INDEX

No.     Description                                                             Manner of Filing
99      Press Release of Guidant Corporation dated January 2, 2003............  Filed
                                                                                Electronically